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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 17, 2007

                              TrustCo Bank Corp NY
             (Exact name of registrant as specified in its charter)

         NEW YORK                       0-10592                  14-1630287
State or Other Jurisdiction of     Commission File No.        I.R.S. Employer
Incorporation or Organization                             Identification Number

                  5 SARNOWSKI DRIVE, GLENVILLE, NEW YORK 12302
                    (Address of principal executive offices)

                                 (518) 377-3311
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
       (17 CFR 240.13e-4(c))

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TrustCo Bank Corp NY


Item 8.01.     Other Events
----------     ------------

               A press release was issued on April 17, 2007 announcing that Kevin T. Timmons will be joining the Company as Vice President/Treasurer. Attached is a copy of the press release labeled as Exhibit 99(a).



Item 9.01.     Financial Statements and Exhibits
----------     ---------------------------------

               (c)     Exhibits

               Reg S-K Exhibit No.      Description
               -------------------      -----------

                     99(a) Press release dated April 17, 2007 announcing that Kevin T. Timmons will be joining the Company as Vice President/Treasurer.













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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 17, 2007

                                                TrustCo Bank Corp NY
                                                (Registrant)


                                                By:/s/ Robert T. Cushing
                                                   ----------------------------
                                                   Robert T. Cushing
                                                   Executive Vice President and
                                                   Chief Financial Officer




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                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.                 Description                          Page
-------------------     ------------------------------                 --------
     99(a)              Press release dated April 17, 2007               5-6
                        announcing that Kevin T. Timmons will
                        be joining the Company as Vice President/
                        Treasurer.

















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TRUSTCO                                                          Exhibit 99 (a)
Bank Corp NY                                                     News Release
-------------------------------------------------------------------------------
5 Sarnowski Drive, Glenville, New York, 12302
(518) 377-3311  Fax:  (518) 381-3668

Subsidiary:  Trustco Bank                                     NASDAQ -- TRST

Contact:     Robert M. Leonard
             Administrative Vice President
             (518) 381-3693

FOR IMMEDIATE RELEASE

                      TrustCo Announces New Vice President

Glenville, New York - April 17, 2007 TrustCo Bank Corp NY (TrustCo, Nasdaq:
TRST) is pleased to announce that Kevin T. Timmons will be joining the Company as Vice President/Treasurer. He will be responsible for certain aspects of the financial management of the Company. Mr. Timmons brings more than 25 years of banking and financial industry experience to the Company, including management roles in both finance and credit. Most recently, Mr. Timmons has earned recognition as a leading analyst covering the stocks of banks and other financial services companies, including being named to the Wall Street Journal's "Best on the Street" ranking of analysis.

Robert J. McCormick, CEO and President of TrustCo noted that Mr. Timmons' broad experience within the industry and the perspective gained as an industry analyst are both expected to benefit the Company as it seeks to build upon its long-term record of strong financial performance.

Mr. Timmons earned his MBA from Fordham University and is a Chartered Financial Analyst. He resides in Rensselaer County with his wife and four children.

TrustCo Bank Corp is a $3.2 billion bank holding company and through its subsidiary, Trustco Bank, operates 95 offices in New York, New Jersey, Vermont, Massachusetts, and Florida.

In addition, the Bank operates a full service Trust Department. The common shares of TrustCo are traded on The NASDAQ Global Select Market under the symbol TRST.





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Except for the historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward-looking statements." Those "forward-looking statements" may involve risk and uncertainties, including statements containing future events or performance and assumptions and other statements of historical facts.

TrustCo wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The following important factors, among others, in some cases have affected and in the future could affect TrustCo's actual results, and could cause TrustCo's actual financial performance to differ materially from that expressed in any forward-looking statement: (1) credit risk, (2) interest rate risk, (3) competition, (4) changes in the regulatory environment, and (5) changes in local market area and general business and economic trends. The foregoing list should not be construed as exhaustive, and the Company disclaims any obligation to subsequently revise any forward-looking statements to reflect events or circumstances after the date of such statements, or to reflect the occurrence of anticipated or unanticipated events.

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